EXHIBIT 99.3

Midwest Non-Deal Roadshow AUGUST 9 – 10, 2012 • CHICAGO & MINNEAPOLIS

Safe Harbor Statement/Regulation G Information

Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section and other statements in each Reporting Company’s annual report on Form 10-K for the year ended December 31, 2011 (as amended) and other SEC filings, and investors should refer to this risk factor section and such other statements. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements: changes in governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; the outcome of pending and future rate cases, including the possible disallowance of costs and expenses; the expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs; possible fines, penalties or other sanctions assessed by regulatory authorities against Pepco Holdings’ regulated utilities; the impact of adverse publicity and media exposure, which could render one or more Reporting Companies vulnerable to increased regulatory oversight and negative customer perception; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; unanticipated changes in operating expenses and capital expenditures; rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company’s or its subsidiaries’ business and profitability; pace of entry into new markets; interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors, nor can the impact of any such factor be assessed on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive. PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

PHI’s Strategic Focus

Power Delivery

• Invest in T&D infrastructure

• Focus on reliability and operational excellence

Operating Income Business Mix

• Implement Blueprint for the Future – AMI, energy efficiency, demand response, decoupling Forecasted 2012-2016

• Achieve reasonable regulatory outcomes and  5 - 10% reduce regulatory lag

• Maintain minimal exposure to generation and commodity markets

90 - 95%

Pepco Energy Services

• Build profitable market share and increase earnings contribution from energy services Regulated Utility Operations

Pepco Energy Services

Note: See Safe Harbor Statement at the beginning of today’s presentation. 3

Power Delivery – Growth Opportunity

• 2011 year-end rate base of $5.6 billion Capital Expenditures – 2012 - 2016 Forecast*

(Millions of Dollars)

– Distribution - $4.3 billion (77%)

– Transmission - $1.3 billion (23%)

• FERC-regulated

Distribution -

• Authorized ROEs of 11.3% or 12.8% Reliability, $2,090

Transmission -

• Five-year capital expenditure forecast  Reliability, $544  Distribution -

Blueprint, $184 of $5.6 billion  Transmission - Other, $812

– Distribution - $4.1 billion (73%)

Distribution - Other,

– Transmission - $1.5 billion (27%) $1,426

IT/Other, Transmission - MAPP,  $358 $205 (1)

5-Year Total: $5,619 (2)

Robust five-year capital expenditure forecast provides opportunity for long-term earnings growth

(1) Assumes Mid-Atlantic Power Pathway (MAPP) in-service date of 2020.

(2) Net of anticipated reimbursement of $53 million pursuant to awards from the U.S. DOE under the ARRA.

* See Appendix for construction expenditure forecast by year.

Note: See Safe Harbor Statement at the beginning of today’s presentation. 4

Infrastructure Investment – The Driver of Growth

$10,000 $8,892

$8,000 $2,521

$1,895 $238 $6,000 $5,619 $1,723 $1,545 $238 $241 $1,336 $243 $243

(Millions of Dollars) $4,000 $218 $6,133 $5,638 $4,913 $5,222 $4,553 $2,000 $4,065

$0

2011E 2012 2013 2014 2015 2016

Electric Distribution Gas Distribution Transmission

Total Rate Base  Electric Distribution Rate  Transmission Rate Growth - 58%  Base Growth - 51% Base Growth - 89%

* Assumes MAPP in-service date of 2020.
Note: See Safe Harbor Statement at the beginning of today’s presentation. 5

Blueprint for the Future

Combines smart grid technology with energy efficiency programs to help customers control their energy use and cost, while providing earnings potential for the Company

• Advanced Metering Infrastructure

– DE – Meter installation and activation complete for electric customers

– DC – Meter installation nearly complete; activation well underway

– MD (Pepco) – Meter installation and activation underway

– MD (Delmarva Power) – Meter installation recently approved

– Regulatory assets created to assure recovery of, and a return on, costs

• Energy efficiency and demand response programs

– Demand response programs approved in MD and NJ, recovery through a surcharge

– Energy efficiency approved in MD, recovery through a surcharge

• Revenue decoupling

– Implemented in MD and DC

– 65% of total distribution revenue is decoupled

• Dynamic pricing – Critical Peak Rebate

– Approved in DE, approved in concept in MD, proposal pending in DC

– Phase-in for residential customers (DE, MD-Pepco, DC) beginning in 2012

Note: See Safe Harbor Statement at the beginning of today’s presentation. 6

June 29th Derecho – Estimated Cost of Restoration

• The June 29th derecho unexpectedly struck the Mid-Atlantic area with wind gusts in excess of 70 miles per hour

• By many accounts, this storm was the most destructive storm to strike the Mid-Atlantic region in almost a decade

• Approximately 702,000 customers (~38% of total electric customers) were without power at the height of the storm

• The total incremental storm restoration costs associated with the derecho are currently estimated to range between $70 million and $85 million*:

– A portion of the costs will be expensed or deferred, with the balance being charged to capital

– Given the timing of the storm, the impact on second quarter results was negligible, as most of the costs incurred will be reflected in the third quarter

– In the second quarter, $3 million of incremental storm costs were incurred ($1.2 million charged to capital, $1.5 million deferred, $0.3 million expensed)

– Recovery will be pursued during the next cycle of distribution base rate cases

* This estimate is based on assumptions related to the costs of services provided by third parties; actual costs may vary from this estimate.

Note: See Safe Harbor Statement at the beginning of today’s presentation. 7

Closing the ROE Gap – An Earnings Growth Opportunity

(Millions of Dollars)		Pepco		Delmarva Power		Atlantic City Electric		Total
2011 Earnings	$	99	$	71	$	39	$	209
Average Equity	$	1,480	$	865	$	750	$	3,095
Earned ROE		6.69%		8.21%		5.20%		6.75%
Target Financial ROE(1)		9.80%		10.12%		10.34%		
Additional Earnings Required to Achieve Target ROE	$	46	$	17	$	39	$	102
Additional Revenue Required to Achieve Target ROE	$	77	$	28	$	65	**$**	**170**
Additional Revenue Required to Achieve Target ROE - Percentage of Total Revenue(2)		3.8%		2.7%		5.2%		**3.9%**

Earnings Impact of Reducing Regulatory Lag

		Pepco		Delmarva Power		Atlantic City Electric		Total
Additional Earnings from 50 bps Increase in Earned Utility ROE	$	7	$	4	$	4	$	15
Additional Ongoing EPS(3)	$	0.03	$	0.02	$	0.02	**$**	**0.07**
Additional Earnings from 100 bps Increase in Earned Utility ROE	$	15	$	9	$	8	$	32
Additional Ongoing EPS(3)	$	0.07	$	0.04	$	0.03	**$**	**0.14**

(1) Target Financial ROE reflects estimated weighted average authorized return on equity based on the estimated 2011 rate base. Target Financial ROEs are reduced by 25 basis points to allow for the historical differences between "financial" and "regulatory" cost of service.

(2) Excludes "Other Electric and Gas" revenue.

(3) Based on 2011 weighted average common shares outstanding.

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today's presentation.

8

Distribution Rate Cases – Recent Decision Pepco – Maryland

Pepco MD Electric Case - Case No. 9286

(Millions of Dollars) Filed Position Approved Date 12/16/11 7/20/12 Adjusted Rate Base $1,001.7 $1,002.8 Equity Ratio 50.4% 50.1% Return on Equity  10.75% 9.31% Revenue Requirement Increase $68.4 $18.1* Residential Total Bill % Increase 4.0% 1.5%* New Rates Effective N/A 7/20/12 Change in Depreciation Expense ($18.0) ($27.3)

• The Commission did not approve proposed regulatory lag mitigation measures aimed at timely cost recovery (Reliability Investment Recovery Mechanism, fully forecasted test years)

• The Commission authorized recovery of $8.8 million of storm costs that were charged to operation and maintenance expense in 2011; these expenses will be amortized over five years

* The Commission authorized an annual rate increase of $18.1 million. The Commission also directed Pepco to reduce the amount of the rate increase by the annual costs of certain energy advisory programs and seek recovery of these annual costs through the EmPower Maryland Program. This reduction is currently estimated at $1.5 million.

Distribution Rate Cases – Recent Decision Delmarva Power – Maryland

Delmarva Power MD Electric Case - Case No. 9285

(Millions of Dollars) Filed Position Approved Date 12/9/11 7/20/12 Adjusted Rate Base  $399.2 $400.8 Equity Ratio 49.9% 50.1% Return on Equity  10.75% 9.81% Revenue Requirement Increase $25.2 $11.3 Residential Total Bill % Increase 5.6% 3.1% New Rates Effective N/A 7/20/12 Change in Depreciation Expense ($2.6) ($4.1)

• The Commission did not approve proposed regulatory lag mitigation measures aimed at timely cost recovery (Reliability Investment Recovery Mechanism, fully forecasted test years)

Distribution Rate Cases – Pending
Atlantic City Electric – New Jersey

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ[(1)]
Test Period	12 mos. actual ending 12/31/11
Adjusted Rate Base	$987.1
Equity Ratio	48.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase[(2)]	$79.5
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/25/12
Rebuttal Testimony	5/23/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/27/12
Reply Briefs	8/10/12
Expected Timing of Decision	Q4-2012

Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:

- Requests the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
- Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
- Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $63 million, $94 million and $81 million, in 2012, 2013 and 2014, respectively

(1) Current filed position as of February 24, 2012.
(2) Intervenors revenue requirements are as follows: Staff $45.1M based on 10.15% ROE; Rate Counsel $8.1M based on 9.50% ROE.

Pepco Holdings Inc *Note: See Safe Harbor Statement at the beginning of today's presentation.* 11

Distribution Rate Cases – Pending Delmarva Power – Delaware Electric

Docket No. 11-528  Procedural DPL Electric - DE Schedule (3)

(Millions of Dollars)

6 mos. actual 6 mos.  Initial Filing Date 12/2/11 Test Period forecast ending 12/31/11 Intervenors Testimony 5/15/12 Adjusted Rate Base $600.0 Rebuttal Testimony 6/21/12 Equity Ratio 49.5% Return on Equity (ROE) 10.75% Revenue Requirement Increase $31.8 (1) (2) .

Residential Total Bill % Increase 5.0% Revenue Requirement Equating $1.2 to 25 Basis Point Change in ROE

Regulatory lag mitigation measures proposed:

• Reliability Investment Recovery Mechanism (RIM)

• Fully forecasted test years

(1) As permitted by Delaware law, Delmarva Power implemented interim rate increases of $2.5 million on January 31, 2012 and $22.3 million on July 3, 2012, subject to refund. (2) Intervenors revenue requirements are as follows: PSC Staff $15.9M based on 9.55% ROE; Division of the Public Advocate (DPA) $17.5M based on 8.73% ROE.

(3) Hearings scheduled to begin July 30, 2012 have been indefinitely postponed due to settlement negotiations.
Note: See Safe Harbor Statement at the beginning of today’s presentation. 12

Distribution Rate Cases – Pending Pepco – District of Columbia

Case No. 1087  Procedural

(Millions of Dollars) Pepco - DC(1) Schedule

6 mos. actual 6 mos. Initial Filing Date 7/8/11

Test Period forecast ended

9/30/11 Intervenors Testimony 12/14/11

Adjusted Rate Base  $1,172.0 Rebuttal Testimony 1/16/12

Equity Ratio 49.2% Evidentiary Hearings 1/30 - 2/3/12

Return on Equity (ROE) 10.75%

Supplemental Intervenors

Revenue Requirement Increase(2) $42.5 4/25/12 Testimony

Residential Total Bill % Increase 5.3%

Supplemental Rebuttal

Revenue Requirement Equating to 25 Basis  5/22/12 $2.4 Testimony

Point Change in ROE

Evidentiary Hearings 6/11 - 6/12/12

Regulatory lag mitigation measures proposed:

Initial Briefs 6/25/12

• Reliability Investment Recovery Mechanism (RIM)

Reply Briefs 7/9/12

• Fully forecasted test years

Expected Timing of Decision  Q3-2012

(1) Current filed position as of October 29, 2011.

(2) Intervenors revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA) $33.9M based on 9.9% ROE; Apartment and Office Building Association (AOBA) $25.3M based on 9.2% ROE; Office of People’s Counsel (OPC) $8.8M based on 9.0% ROE.

Note: See Safe Harbor Statement at the beginning of today’s presentation. 13

Pepco Energy Services – Overview

PES provides institutional and government customers with competitive energy efficiency services

• Energy Efficiency

– A leading developer of energy efficiency projects

– Since 1995, completed $1 billion of energy efficiency projects

– Own and operate 12 MW of renewable energy facilities

• Combined Heat and Power (CHP)/Thermal

– Develop, operate, and maintain CHP and thermal energy plants • Energy Supply

– Wind-down to be completed no later than

• W.A. Chester 2014

– Primarily underground high voltage  – Two peaking power plants were successfully transmission construction for utilities retired in the second quarter 2012

Note: See Safe Harbor Statement at the beginning of today’s presentation. 14

Pepco Energy Services –

Business Development and Marketing Update

• The economic environment and factors such as low energy prices have slowed business activity, especially in the state and local government market segments Contracts Signed and Prospective Project Pipeline

(Millions of Dollars)

• PES signed a $171 million Combined Heat and

$700

Power (CHP) contract with DC Water in

$600

February 2012

$500

• PES signed $2 million of energy efficiency  $400 contracts through June 2012  $300

$200

• The prospective project pipeline has decreased  $100 to $411 million from $622 million at the beginning

$0

of the year, driven by the signing of the DC  2008 2009 2010 2011 2012 YTD

Water contract and market challenges Contract Signings Prospective Project Pipeline

• PES is shifting resources from the state and local government segments to the federal segment, where activity appears to be picking up, and continues to pursue CHP opportunities

Note: See Safe Harbor Statement at the beginning of today’s presentation. 15

Recent Financing Activity

Debt Issuance - Completed

• Delmarva Power issued $250 million of 30-year first mortgage bonds on June 26, 2012

– 4.00% annual fixed interest rate due June 1, 2042

– Net proceeds used to:

• Redeem all $31.0 million of Delmarva Power’s outstanding 5.2% tax-exempt bonds due 2019

• Repay Delmarva Power’s commercial paper which was issued to temporarily fund capital expenditures and working capital, and to redeem tax-exempt bonds prior to maturity

• Other general corporate purposes

Credit Facility

• PHI and subsidiaries amended their $1.5 billion credit facility on August 2, 2012

– Expiration date extended by one year to August 1, 2017

– Certain fees and interest rates payable to lenders decreased

– All other terms and conditions remain unchanged

Stable Dividend, Attractive Yield

• Indicated annual dividend of $1.08 per share supported by regulated utility earnings

• Current dividend yield is 26% higher than the average dividend yield for companies in the S&P 500 Electric Utilities

Attractive Dividend Yield

6.0%

5.42%

5.0%

4.30% 4.0%

3.0% 2.0% 1.0%

0.0%

PHI S&P 500 Electric Utilities

Source: Thomson Reuters, dividend yield as of August 3, 2012

Note: See Safe Harbor Statement at the beginning of today’s presentation. 17

2012 Earnings Guidance

$1.40 $1.15 - $1.30 $1.25 $1.20

$1.00

$0.80

$0.60

Earnings Per Share $0.40 $0.20

$0.00

2011 Adjusted* 2012E Guidance

The guidance range excludes:

• The results of discontinued operations and the impact of any special, unusual or extraordinary items

• The after tax net mark-to-market effects of economic hedging activities associated with the retail energy supply business at Pepco Energy Services The guidance range assumes/includes:

• Normal weather conditions

* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.

Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation. 18

Investment Highlights

• Stable Earnings Base – Derived primarily from regulated utility business

• Long-term Earnings Growth – Driven by T&D utility infrastructure investments and reasonable regulatory outcomes

– Power Delivery – 10% CAGR of Rate Base (2011 – 2016)

• Financial Strength – Strong balance sheet, ample liquidity, solid investment grade credit ratings

• Secure Dividend – Attractive current yield

• Experienced Team – Delivering on commitments

PHI – Well Positioned to Deliver Value
Note: See Safe Harbor Statement at the beginning of today’s presentation. 19

Appendix

Reconciliation of GAAP EPS to Adjusted EPS

Three Months  Six Months Ended Ended June 30, June 30, 2012 2011 2012 2011 Reported (GAAP) Earnings per Share from Continuing Operations $ 0.27 $ 0.42 $ 0.57 $ 0.69

Adjustments (after-tax)*:

• Mark-to-market (gains)/losses from Pepco Energy Services retail energy economic hedging activities  (0.03) 0.01 (0.03) 0.02

• Impairment charges related to Pepco

Energy Services long-lived assets 0.01 – 0.01  –

Adjusted Earnings per Share from Continuing

Operations (Non-GAAP)  $ 0.25 $ 0.43 $ 0.55 $ 0.71

* Calculated using a composite income tax rate of approximately 40%.
Note: See Regulation G information at the beginning of today’s presentation. 21

Earnings Per Share Variance –Three Months Ended June 30

Three Months Ended June 30,

Power Pepco Energy Other Non- Corporate Total Delivery Services Regulated and Other PHI 2011 Adjusted earnings (loss) per share from Continuing

$ 0.32 $ 0.04 $ 0.08 $ (0.01) $ 0.43 Operations (Non-GAAP) (1) (2)

Change from 2011 Adjusted earnings (loss) per share from

Continuing Operations

Regulated Operations

• Distribution Revenue

- Weather (estimate) (3)

- Rate Increases 0.01 0.01

- Other Distribution Revenue 0.01 0.01

• Network Transmission Revenue 0.02 0.02

• Standard Offer Service Margin

• Operation & Maintenance (0.05) (0.05)

• Depreciation (0.01) (0.01)

 Other, net (0.01) (0.01) Pepco Energy Services

• Retail Energy Supply (0.01) (0.01)

Energy Services (0.01) (0.01) Other Non-Regulated (0.02) (0.02) Corporate and Other Net Interest Expense (0.01) (0.01) Income Tax Adjustments (0.05) (0.03) (0.02) (0.10)

2012 Adjusted earnings (loss) per share from Continuing

$ 0.23 $ 0.02 $ 0.03 $ (0.03) $ 0.25 Operations (Non-GAAP) (2) (4)

(1) The 2011 weighted average number of basic and diluted shares outstanding was 226 million.

(2) See slide 21 for reconciliation of GAAP earnings per share to adjusted earnings per share. Pepco Energy Services' GAAP earnings per share were $0.04 and $0.03 for the three months ended June 30, 2012 and 2011, respectively.

(3) The effect of weather compared to the 20-year average weather is estimated to have no impact on earnings per share. (4) The 2012 weighted average number of diluted shares outstanding was 229 million.

Note: See Regulation G information at the beginning of today’s presentation. 22

Earnings Per Share Variance – Six Months Ended June 30

	Six Months Ended June 30,				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2011 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (1) (2)	$ 0.53	$ 0.10	$ 0.11	$ (0.03)	$ 0.71
<u>Change from 2011 Adjusted earnings (loss) per share from Continuing Operations</u>					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) **(3)**	(0.03)	–	–	–	(0.03)
- Rate Increases	0.02	–	–	–	0.02
- Other Distribution Revenue	0.01	–	–	–	0.01
• Network Transmission Revenue	0.03	–	–	–	0.03
• Standard Offer Service Margin	(0.01)	–	–	–	(0.01)
• Operation & Maintenance	(0.07)	–	–	–	(0.07)
• Depreciation	(0.03)	–	–	–	(0.03)
• Other, net	0.02	–	–	–	0.02
Pepco Energy Services					
• Retail Energy Supply	–	(0.02)	–	–	(0.02)
• Energy Services	–	(0.02)	–	–	(0.02)
Other Non-Regulated	–	–	(0.01)	–	(0.01)
Corporate and Other	–	–	–	0.01	0.01
Net Interest Expense	(0.01)	–	–	–	(0.01)
Income Tax Adjustments	(0.01)	–	(0.02)	(0.01)	(0.04)
Dilution	(0.01)	–	–	–	(0.01)
2012 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (2) (4)	$ 0.44	$ 0.06	$ 0.08	$ (0.03)	$ 0.55

(1) The 2011 weighted average number of basic and diluted shares outstanding was 226 million.
(2) See slide 21 for reconciliation of GAAP earnings per share to adjusted earnings per share. Pepco Energy Services' GAAP earnings per share were $0.08 for each of the six-month periods ended June 30, 2012 and 2011, respectively.
(3) The effect of weather compared to the 20-year average weather is estimated to have decreased earnings by $0.03 per share.
(4) The 2012 weighted average number of diluted shares outstanding was 229 million.

Pepco Holdings Inc

Note: See Regulation G information at the beginning of today's presentation.

23

Construction Expenditure Forecast

(Millions of Dollars)	2012	2013	2014	2015	2016	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 111	$ 138	$ 131	$ 137	$ 135	$ 652
Reliability (facility replacements/upgrades for system reliability)	409	431	422	421	420	2,103
DOE Reimbursement[1]	(10)	(3)	-	-	-	(13)
Load (new/upgraded facilities to support load growth)	81	110	176	131	156	654
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI)[2]	120	3	-	9	92	224
DOE Reimbursement[1]	(40)	-	-	-	-	(40)
Transmission:						
Customer Driven	14	1	10	5	7	37
Reliability (facility replacements/upgrades for system reliability)	87	102	143	140	72	544
Load and Other	204	157	125	110	179	775
Mid Atlantic Power Pathway[3]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Information Technology	15	10	11	10	17	63
Corporate Support and Other	125	70	39	29	32	295
Total Power Delivery	**$1,143**	**$1,044**	**$1,082**	**$1,023**	**$1,327**	**$ 5,619**

(1) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2) Installation of AMI in New Jersey is contingent on regulatory approval.
(3) Assumes MAPP in-service date of 2020.

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today's presentation.

24

Distribution Rate Cases –

Drivers of Requested Revenue Increase

• Under-earning currently authorized ROEs:

Major Proposed Storms in

– Increase in operating expenses, including ROE

2011 $14 Increase

customer service enhancements $35*

– Rate base growth, including reliability Increase in

Operating AMI $9

investments Expenses

$113

– Investment in AMI

Rate Base

– Recovery of Hurricane Irene restoration Growth $76 expenses

• Requested increase in authorized ROEs

(Millions of Dollars)

* Includes $3 million for updating the capital structure

Note: See Safe Harbor Statement at the beginning of today’s presentation. 25

Sales and Decoupling

Second Quarter Sales* June Year-to-Date Sales* 2012 2012 vs. 2011 2012 2012 vs. 2011 Actual % Change Actual % Change

Pepco

 Maryland 3,423 (3.9%) 7,300 (1.3%) District of Columbia 2,719 (3.6%) 5,441 (2.6%)

Delmarva Power

 Delaware 1,994 1.5% 4,121 (4.8%) Maryland 903 (4.6%) 2,026 2.2%

Atlantic City Electric 2,243 (2.0%) 4,393 (3.4%)

Total Power Delivery 11,282 (2.6%) 23,281 (1.7%)

* Weather normalized gigawatt hour sales

• Sales decline driven by:

 Lower usage by residential customers across all jurisdictions

 Lower usage by commercial customers in the District of Columbia

 Higher industrial sales at Delmarva Power were a partially offsetting factor

• Revenue decoupling mechanisms offset a portion of the impact of the lower sales

• With decoupling in place in Maryland and the District of Columbia, approximately two-thirds of distribution revenue is decoupled from consumption

Reconciliation of GAAP EPS to Adjusted EPS

Year Ended December 31, 2011 Reported (GAAP) Earnings per Share from Continuing Operations $ 1.15

Adjustments (after-tax)*:

• Mark-to-market losses from Pepco Energy Services

 0.08 retail energy economic hedging activities

• Effect of adopting a tax law change in District of Columbia 0.02

Adjusted Earnings per Share from Continuing

Operations (Non-GAAP) $ 1.25

* Calculated using a composite income tax rate of approximately 40%.
Note: See Regulation G information at the beginning of today’s presentation. 27